USAA CORE INTERMEDIATE-TERM BOND ETF	SUMMARY PROSPECTUS
Ticker: UITB Stock Exchange: NYSE Arca, Inc.	October 13,	2017
	As Supplemented May 7,	2018

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund's SAI) online at www.usaa.com/etfprospectus. You also can get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund's prospectus and SAI dated October 13, 2017, as Supplemented May 7, 2018, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA Core Intermediate-Term Bond ETF (the "Fund") seeks high current income without undue risk to principal.

1 Year	3 Years

$41	$139

Portfolio Turnover

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on estimated expenses for the current fiscal year. You also may pay brokerage commissions on the purchase and sale of shares of the Fund, which are not reflected in the table below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.30%

Distribution and/or Service (12b-1) Fees	None

Other Expenses (inclusive of Administration and	0.15%1
Operating Services Fees)
Total Annual Fund Operating Expenses	0.45%

Fee Waiver	(0.05%)2
Total Annual Fund Operating Expenses after Fee
Waiver	0.40%

1USAA Asset Management Company ("AMCO" or "Adviser") has entered into an Administration and Operating Services Agreement with the Fund. Under the terms of this agreement, the Adviser has contractually agreed, in exchange for an annualized fee of 0.15% of the average daily net assets of the Fund, to provide administrative services to the Fund and to pay all operating expenses of the Fund through October 15, 2018, excluding distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses. "Other Expenses" is an estimate based on the expenses that the Fund expects to incur for the current fiscal year.

2The Adviser has contractually agreed to waive a portion of its management fees in an amount equal to 0.05% of the average daily net assets of the Fund through October 15, 2018, and the waiver cannot be terminated or reduced without approval of the Fund's Board of Trustees ("Board") during that term.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you may pay when purchasing or selling shares. This example assumes (1) a 5% annual return, (2) that the Fund's operating expenses remain the same, (3) that the fee waiver is not continued beyond one year, and (4) you sell all of your shares at the end of the stated period. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment:

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. Because the Fund has not yet commenced operations as of the date of the Prospectus, there is no portfolio turnover information quoted for the Fund.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes, exclusive of collateral held from securities lending) in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund primarily invests in securities that have a dollar-weighted average portfolio maturity of three to ten years. The debt securities in which the Fund may invest include a mix of government obligations (including U.S., state, and local governments, their agencies and instrumentalities); mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics. The Fund will invest at least 35% of its net assets in government obligations under normal circumstances. The Fund will invest primarily in investment- grade securities, but may invest up to 25% of its net assets in below-investment-grade securities, which are sometimes referred to as high-yield securities or "junk" bonds.

The Fund may not invest more than 20% of fixed-income securities (by weight of all fixed-income securities in the portfolio) in non-agency, non-government sponsored entities (GSEs), or privately issued mortgage- or asset-backed securities.

The Fund may use derivatives, such as futures, foreign exchange derivatives, options, and swaps, to increase or decrease its exposure to changing security prices or other factors that affect security values, to enhance income, to hedge against certain risks, or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to a market.

PRINCIPAL RISKS

Asset-Backed and Mortgage-Backed Securities Risk: Mortgage- and asset-backed securities (MBS or ABS, respectively), including collateralized debt obligations and collateralized mortgage obligations, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. These securities also are subject to extension risk, which is the risk that the life of the ABS or MBS may be extended due to higher interest rates and lower prepayments. As a result, the value of the securities will decrease. MBS also are subject to the risk of high default rates on the mortgages within the mortgage pool.

Authorized Participant Concentration Risk: At certain times, the Fund's shares may have a limited number of Authorized Participants, which are financial institutions that are able to purchase and redeem a large specified number of shares of the Fund "Creation Units." To the extent they cannot or otherwise are unwilling to engage in creation and redemption transactions and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount or premium to net asset value ("NAV") and may face trading halts and delisting from the exchange.

Debt Securities or Bond Risk: The Fund is subject to the risk that the market value of the bonds in the Fund's portfolio will fluctuate because of changes in interest rates, changes in the supply and demand of debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities. The Fund may be subject to a greater risk of rising interest rates due to low rates. The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return.

Derivatives Risk: Derivatives, including swap agreements, options, and futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non- compliance by, the other party to the transaction.

Exchange-Traded Fund ("ETF") Risk: The Fund's shares are traded on an exchange and are bought and sold on the secondary market at market prices. The shares may trade at a premium or discount to NAV; and as a result, investors may pay more than NAV when purchasing shares and receive less than NAV when selling shares. Investors buying or selling shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. The Fund's investments in other investment companies are subject to statutory limitations prescribed by the Investment Company Act of 1940 (the "1940 Act"). It is possible that an active trading market for the shares will not be maintained, or that trading in the shares will be halted for reasons such as market-wide trading halts or the shares no longer meeting the listing requirements of the exchange.

High-Yield Bond Risk: Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater credit and liquidity risk than investment-grade securities. Their prices also may be more volatile, especially during economic downturns and financial setbacks or liquidity events. The Fund's value could be hurt by price declines due to actual or perceived changes in an issuer's ability to make such payments. These securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer's continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default on the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Liquidity Risk: The Fund is subject to liquidity risk, which is the risk that a fund's investment may be difficult to purchase or sell and that an investment may not be sold or disposed of at an advantageous price or time.

Management Risk: The Fund is actively managed. The Adviser's judgments about a particular security, markets, or investment strategy may prove to be incorrect and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.

Market Risk: Any investment involves risk, and there is no assurance that the Fund's investment objective will be achieved. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general negative investor sentiment. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

Regulatory Risk: The Fund is subject to regulatory risk, which is the risk that legislative, regulatory, or tax policies or developments may have an adverse impact on the value of the Fund's investments and the Fund's NAV.

Securities Lending Risk: The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in a money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions.

Seed Investor or Large Shareholder Risk: Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund's shares. In addition, seed investors, such as the Adviser, an affiliate of the Adviser, an Authorized Participant, a lead market maker, or other entity, may contribute all or a majority of the assets in the Fund to facilitate commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. There is a risk that such large shareholders or seed investors may redeem their investments in the Fund, which could have a significant negative impact on the Fund's NAV, market price, and brokerage costs.

Tax-Efficiency Risk: Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind.

U.S. Government Sponsored Enterprises ("GSEs") Risk: While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae")) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. If the GSE were to default on its obligations, the Fund might not be able to recover its investment.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

Performance history for the Fund will be available in the prospectus after the Fund has been in operation for one full calendar year. For the most updated performance information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

INVESTMENT ADVISER

USAA Asset Management Company ("AMCO" or "Adviser")

PORTFOLIO MANAGER

Julianne Bass, CFA, Vice President and Portfolio Manager has co-managed the Fund since its inception in October 2017.

Kurt Daum, JD, Executive Director, has co-managed the Fund since its inception in October 2017.

Brian W. Smith, CFA, CPA, Executive Director, has co- managed the Fund since its inception in October 2017.

John Spear, CFA, Senior Vice President, Chief Investment Officer of USAA Investments, has co-managed the Fund since its inception in October 2017.

PURCHASE AND SALE OF SHARES

Shares of the Fund may only be purchased and sold in the secondary market through brokers. Shares of the Fund are listed and traded on NYSE Arca, Inc. The price you pay or receive for shares will be the prevailing market price, which may be more or less than the NAV of the shares. The Fund will issue and redeem shares at NAV only to certain authorized participants and only in a large block of 50,000 shares or multiples thereof. Each block of 50,000 shares is a Creation Unit. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund. Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

TAX INFORMATION

The Fund intends to make distributions that are taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

PAYMENTS TO BROKER- DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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